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                                  CAPITAL BANK
                                  CORPORATION

                                                                        CONTACT:
                                                                 B. Grant Yarber
                                           President and Chief Executive Officer
FOR IMMEDIATE RELEASE                          Email: gyarber@capitalbank-nc.com



             Capital Bank Corporation Earnings Per Share Up 25% YTD


RALEIGH, N.C. - October 18, 2005 - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported that its third quarter 2005 net income was $1.7 million compared to $1.6 million for the third quarter of 2004. For the nine months ended September 30, 2005, net income was $4.9 million compared to $3.9 million for the nine months ended September 30, 2004, a 25% increase. Fully diluted earnings per share was $.25 for the third quarter of 2005, $.01 increase over the third quarter of 2004. For the nine months ended September 30, 2005 and 2004, fully diluted earnings per share were $.71 and $.57, respectively. Total assets on September 30, 2005 were $927.0 million compared to $882.3 million at the end of 2004.

"We are pleased with our continued earnings and asset growth for the third quarter, as it signifies that our concentrated efforts around core deposit growth and improving our deposit mix are paying off," said B. Grant Yarber, President and Chief Executive Officer. "As asset quality, net interest margin, and core deposits trend positively along with the funding of increased loan commitments, we anticipate continued optimism about the future success of Capital Bank."

Net interest income increased by approximately $740,000 during the third quarter of 2005 compared to the third quarter of 2004. Net interest income totaled approximately $7.4 million during the third quarter, representing a net interest margin of 3.57% on a tax equivalent basis. The Company's net interest margin, on a tax equivalent basis, remained relatively constant during the third quarter despite market pressures leading to industry wide margin compression. The Company continues to concentrate on increasing its margin through core deposit growth and competitive loan pricing.

The provision for loan losses for the quarter ended September 30, 2005 was $(28,000) compared to $268,000 for the third quarter of 2004, due to improvement in the overall quality of the Company's commercial loan portfolio. Annualized net charge-offs for the third quarter of 2005 were 0.07% of average loans compared to 0.09% and 0.06% for the second and first quarters of 2005, respectively. The allowance for loan losses as a percentage of total loans at September 30, 2005 was 1.52%. The provision for loan losses for the nine months ended September 30, 2005 and September 30, 2004 were $(434,000) and $681,000, respectively.

                                    **more**

Non-interest income for the third quarter of 2005 was $1.8 million compared to $2.3 million in the third quarter of 2004. For the nine months ended September 30, 2005, non-interest income was $4.7 million compared to $5.4 million for the first nine months of 2004. The decreases in the current periods in 2005 when compared to the same periods of 2004, are primarily due to the combined effect of the sale of the Company's Northern Region branches and the sale of a portion of the Company's mortgage loan portfolio, which together provided increased non-interest income of approximately $776,000.

Non-interest expense in the third quarter of 2005 was $6.6 million compared to $6.5 million in the second quarter of 2005. Increases were primarily attributable to additional marketing expenses and directors' fees.

Total deposits increased by $13.2 million during the third quarter, reaching approximately $703.2 million on September 30, 2005. Core deposits increased $9.2 million during the third quarter. Consistent with our effort to continue improvement in the net interest margin, certain time deposits maturing during the quarter were not retained as they matured.

Loans outstanding during the quarter decreased by $2.3 million from June 30, 2005 balances due to payments on outstanding loans. Loan balances are anticipated to rise during the last quarter of 2005 due to robust new loan demand and a significant increase in unfunded commitments. The Company continues to be well capitalized under regulatory capital guidelines.

Capital Bank Corporation, headquartered in Raleigh, N.C., with approximately $927 million in total assets, offers a broad range of financial services. Capital Bank operates 21 banking offices in Raleigh (4), Sanford (3), Burlington
(2), Asheville (3), Cary, Morrisville, Oxford, Wake Forest, Hickory, Greensboro, Graham, Pittsboro and Siler City. The Company's website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward-looking statements in this press release.

                                       ###

                            Capital Bank Corporation
                              Summary of Operations

                                                         Three Months        Three Months         Nine Months         Nine Months
                                                             Ended              Ended                Ended               Ended
(In thousands except per share data)                  September 30, 2005  September 30, 2004  September 30, 2005  September 30, 2004
                                                      ------------------  ------------------  ------------------  ------------------
Interest income                                       $           13,078  $           10,796  $           36,782  $           31,190
Interest expense                                                   5,649               4,107              15,287              12,001
                                                      ------------------  ------------------  ------------------  ------------------
  Net interest income                                              7,429               6,689              21,495              19,189
Provision for loan losses                                            (28)                268                (434)                681
                                                      ------------------  ------------------  ------------------  ------------------
  Net interest income after provision for loan losses              7,457               6,421              21,929              18,508
Non-interest income                                                1,790               2,280               4,709               5,425
Non-interest expense                                               6,644               6,179              19,283              17,886
                                                      ------------------  ------------------  ------------------  ------------------
  Income before taxes                                              2,603               2,522               7,355               6,047
Income tax expense                                                   869                 872               2,463               2,126
                                                      ------------------  ------------------  ------------------  ------------------
  Net income                                          $            1,734  $            1,650  $            4,892  $            3,921
                                                      ==================  ==================  ==================  ==================

Income per share - basic                              $             0.26  $             0.25  $             0.72  $             0.59
                                                      ==================  ==================  ==================  ==================
Income per share - fully diluted                      $             0.25  $             0.24  $             0.71  $             0.57
                                                      ==================  ==================  ==================  ==================
Weighted average shares outstanding:
Basic                                                              6,801               6,720               6,762               6,706
Fully diluted                                                      6,904               6,883               6,906               6,884


                             End of Period Balances

                                                              2005                                  2004
                                           ------------------------------------------   ---------------------------
(In thousands except per share data)       September 30     June 30        March 31      December 31   September 30
                                           ------------   ------------   ------------   ------------   ------------
Total Assets                               $    927,077   $    917,392   $    887,312   $    882,294   $    875,713
Investment securities                           161,389        161,822        159,966        160,580        154,694
Loans (gross) *                                 646,448        648,765        647,922        654,867        657,359
Allowance for loan losses                         9,844         10,075         10,372         10,721         11,322
Total earning assets                            847,296        840,607        812,868        816,422        815,053
Deposits                                        703,183        689,997        662,178        654,976        647,037
Shareholders' equity                             82,268         79,499         76,965         77,738         76,370

Book value per share                              12.11          12.00          11.72          11.76          11.58
Tangible book value per share                     10.21          10.04           9.74           9.78           9.59


                                Average Balances

                                                       2005                                  2004
                                   -------------------------------------------   ----------------------------
(In thousands)                     September 30       June 30       March 31      December 31    September 30
                                   ------------    ------------   ------------   ------------    ------------
Total assets                           922,142        897,178        879,912        883,483        884,853
Investments (at amortized cost)        162,282        160,955        157,963        156,018        152,648
Loans (gross) *                        637,743        648,269        652,429        658,518        660,628
Total earning assets                   843,992        826,361        812,963        819,867        823,299
Deposits                               697,311        671,307        647,787        651,301        669,321
Shareholders' equity                    81,606         78,706         78,476         78,468         74,444


* Includes loans held for sale.

                            Capital Bank Corporation
                                Quarterly Results

                                                              2005                                   2004
                                          --------------------------------------------    ---------------------------
(In thousands except per share data)      September 30      June 30         March 31      December 31    September 30
                                          ------------    ------------    ------------    ------------   ------------
Interest income                           $     13,078    $     12,248    $     11,456    $     11,201   $     10,796
Interest expense                                 5,649           5,088           4,550           4,256          4,107
                                          ------------    ------------    ------------    ------------   ------------
    Net interest income                          7,429           7,160           6,906           6,945          6,689
Provision for loan losses                          (28)           (156)           (250)            357            268
                                          ------------    ------------    ------------    ------------   ------------
    Net interest income after provision          7,457           7,316           7,156           6,588          6,421
Non-interest income                              1,790           1,579           1,340           1,480          2,280
Non-interest expense                             6,644           6,489           6,150           5,938          6,179
                                          ------------    ------------    ------------    ------------   ------------
    Income before taxes                          2,603           2,406           2,346           2,130          2,522
Income tax expense                                 869             803             791             740            872
                                          ------------    ------------    ------------    ------------   ------------
    Net income                            $      1,734    $      1,603    $      1,555    $      1,390   $      1,650
                                          ============    ============    ============    ============   ============

Income per share - basic                  $       0.26    $       0.24    $       0.23    $       0.21   $       0.25
                                          ============    ============    ============    ============   ============
Income per share - fully diluted          $       0.25    $       0.23    $       0.22    $       0.20   $       0.24
                                          ============    ============    ============    ============   ============
Weighted average shares outstanding:
    Basic                                        6,801           6,731           6,755           6,729          6,720
    Fully diluted                                6,904           6,871           6,942           6,886          6,883


                         Quarterly Net Interest Margin *

                                                               2005                                    2004
                                           --------------------------------------------    ----------------------------
                                           September 30      June 30         March 31      December 31     September 30
                                           ------------    ------------    ------------    ------------    ------------
Yield on earning assets                        6.22%           6.02%           5.80%           5.51%           5.30%
Cost of interest bearing liabilities           2.97%           2.76%           2.53%           2.31%           2.21%
Net interest spread                            3.25%           3.26%           3.27%           3.20%           3.09%
Free funds benefit                             0.32%           0.29%           0.26%           0.25%           0.22%
Net interest margin                            3.57%           3.55%           3.53%           3.45%           3.31%


  * Annualized and on a fully taxable equivalent basis

                              Nonperforming Assets

                                                  2005                                 2004
                               ------------------------------------------   ---------------------------
(In thousands)                 September 30     June 30        March 31      December 31   September 30
                               ------------   ------------   ------------   ------------   ------------
Commercial and
  commercial real estate       $      3,915   $      6,094   $      5,797   $      3,964   $      4,401
Consumer                                239            218            195            312            151
Equity lines                            592            427            323            415            363
Construction                          1,302          1,674          2,374          1,622          1,314
Mortgage                              1,711          2,014          1,880          1,898          2,034
                               ------------   ------------   ------------   ------------   ------------
  Total nonperforming loans           7,759         10,427         10,569          8,211          8,263
Other real estate owned               1,608          1,508            431            418            825
                               ------------   ------------   ------------   ------------   ------------
  Total nonperforming assets   $      9,367   $     11,935   $     11,000   $      8,629   $      9,088
                               ============   ============   ============   ============   ============

 Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned

                                   Key Ratios

                                                             2005                                    2004
                                          --------------------------------------------    ----------------------------
(Dollars in thousands)                    September 30      June 30         March 31      December 31     September 30
                                          ------------    ------------    ------------    ------------    ------------
Past due loans                               10,089           9,576          14,623          11,609          12,505
Past due loans as a percent of
    total loans                                1.58%           1.48%           2.24%           1.76%           1.89%

Net charge-offs                                 117             138              99             647             363
Net charge-offs as a percent of
    average loans (annualized)                 0.07%           0.09%           0.06%           0.39%           0.22%
Allowance for loan losses as a
    percent of total loans **                  1.52%           1.55%           1.60%           1.64%           1.72%
Nonperforming assets as a percent of
    total assets                               1.01%           1.30%           1.24%           0.98%           1.04%
Allowance for loan losses as a
percent of nonperforming loans **               127%             97%             98%            131%            137%

** Effective December 31, 2004, the reserve for off balance sheet credit risk was reclassified from the allowance for loan losses to other liabilities. Prior period balances and ratios involving the allowance for loan losses have not been restated. The reserve reclassified was $311,000 at that time.

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
September 30, 2005 and December 31, 2004

                                                               September 30,    December 31,
ASSETS                                                             2005            2004          Changes       % Change
------------------------------------------------------------------------------------------    ------------   -------------
                                     (In thousands)                   (Unaudited)
Cash and due from banks:
     Interest-earning                                         $     30,445    $        971    $     29,474            3035%
     Non-interest-earning                                           26,756          22,036           4,720              21%
Federal funds sold and short term investments                        9,014               4           9,010              NM
Investment securities - available for sale, at fair value          148,766         147,244           1,522               1%
Investment securities - held to maturity, at amortized cost         12,623          13,336            (713)            -5%
Loans-net of unearned income and deferred fees                     646,448         654,867          (8,419)            -1%
Allowance for loan losses                                           (9,844)        (10,721)            877             -8%
                                                              ------------    ------------    ------------    ------------
        Net loans                                                  636,604         644,146          (7,542)            -1%
                                                              ------------    ------------    ------------    ------------
Premises and equipment, net                                         15,783          15,608             175               1%
Bank owned life insurance                                           19,618          13,500           6,118              45%
Deposit premium and goodwill, net                                   12,905          13,065            (160)            -1%
Deferred tax assets                                                  5,924           5,985             (61)            -1%
Other assets                                                         8,639           6,399           2,240              35%
                                                              ------------    ------------    ------------    ------------

          Total assets                                        $    927,077    $    882,294    $     44,783               5%
                                                              ============    ============    ============    ============

LIABILITIES
Deposits:
     Demand, non-interest bearing                             $     80,827    $     65,673    $     15,154              23%
     Savings, money market accounts and interest checking          236,065         193,435          42,630              22%
     Time deposits                                                 386,291         395,868          (9,577)            -2%
                                                              ------------    ------------    ------------    ------------
        Total deposits                                             703,183         654,976          48,207               7%
                                                              ------------    ------------    ------------    ------------
Repurchase agreements and federal funds purchased                   12,620          16,755          (4,135)           -25%
Borrowings                                                          98,525         102,320          (3,795)            -4%
Subordinated debentures                                             20,620          20,620              --               0%
Other liabilities                                                    9,861           9,885             (24)              0%
                                                              ------------    ------------    ------------    ------------
          Total liabilities                                        844,809         804,556          40,253               5%
                                                              ------------    ------------    ------------    ------------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     6,795,704 and 6,612,787 issued and outstanding as of
     2005 and 2004, respectively                                    70,278          68,341           1,937               3%
Retained earnings                                                   12,785           9,092           3,693              41%
Accumulated other comprehensive income                                (795)            305          (1,100)          -361%
                                                              ------------    ------------    ------------    ------------
          Total stockholders' equity                                82,268          77,738           4,530               6%
                                                              ------------    ------------    ------------    ------------
          Total liabilities and stockholders' equity          $    927,077    $    882,294    $     44,783               5%
                                                              ============    ============    ============    ============

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Nine Months Ended September 30, 2005 and 2004

                                                                  2005            2004         Changes        % Change
------------------------------------------------------------------------------------------   ------------    ------------
                                         (In thousands)                (Unaudited)
Interest income:
     Loans and loan fees                                      $     31,140    $     26,205   $      4,935              19%
     Investment securities                                           5,144           4,867            277               6%
     Federal funds and other interest income                           498             118            380             322%
                                                              ------------    ------------   ------------    ------------
        Total interest income                                       36,782          31,190          5,592              18%
                                                              ------------    ------------   ------------    ------------

Interest expense:
     Deposits                                                       11,015           8,746          2,269              26%
     Borrowings and repurchase agreements                            4,272           3,255          1,017              31%
                                                              ------------    ------------   ------------    ------------
        Total interest expense                                      15,287          12,001          3,286              27%
                                                              ------------    ------------   ------------    ------------
        Net interest income                                         21,495          19,189          2,306              12%
     Provision for loan losses                                        (434)            681         (1,115)           -164%
                                                              ------------    ------------   ------------    ------------
        Net interest income after provision for loan losses         21,929          18,508          3,421              18%
                                                              ------------    ------------   ------------    ------------

Noninterest income:
     Deposit service charges and other fees                          2,142           2,250           (108)             -5%
     Mortgage banking revenues                                       1,212           1,007            205              20%
     Net gain on sale of securities                                      7              14             (7)            -50%
     Other noninterest income                                        1,348           2,154           (806)            -37%
                                                              ------------    ------------   ------------    ------------
        Total noninterest income                                     4,709           5,425           (716)            -13%
                                                              ------------    ------------   ------------    ------------

Noninterest expenses:
     Salaries and employee benefits                                 10,164           9,033          1,131              13%
     Occupancy                                                       1,906           1,778            128               7%
     Furniture and equipment                                         1,093           1,286           (193)            -15%
     Data processing                                                   930             835             95              11%
     Advertising                                                       596             650            (54)             -8%
     Amortization of deposit premiums                                  160             187            (27)            -14%
     Professional fees                                                 739             740             (1)              0%
     Telecommunications                                                428             387             41              11%
     Other expenses                                                  3,267           2,990            277               9%
                                                              ------------    ------------   ------------    ------------
        Total noninterest expenses                                  19,283          17,886          1,397               8%
                                                              ------------    ------------   ------------    ------------
           Net income before tax expense                             7,355           6,047          1,308              22%
     Income tax expense                                              2,463           2,126            337              16%
                                                              ------------    ------------   ------------    ------------

           Net income                                         $      4,892    $      3,921   $        971              25%
                                                              ============    ============   ============    ============

Earnings per share - basic                                    $       0.72    $       0.59   $       0.13              22%
                                                              ============    ============   ============    ============
Earnings per share - diluted                                  $       0.71    $       0.57   $       0.14              25%
                                                              ============    ============   ============    ============

Weighted Average Shares:
Basic                                                            6,762,292       6,706,018         56,274               1%
                                                              ============    ============   ============    ============
Fully Diluted                                                    6,905,809       6,884,400         21,409               0%
                                                              ============    ============   ============    ============

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended September 30, 2005 and 2004

                                                                  2005            2004          Changes        % Change
------------------------------------------------------------------------------------------   ------------    ------------
                                      (In thousands)                   (Unaudited)
Interest income:
     Loans and loan fees                                      $     10,993    $      9,162   $      1,831              20%
     Investment securities                                           1,720           1,597            123               8%
     Federal funds and other interest income                           365              37            328             886%
                                                              ------------    ------------   ------------    ------------
        Total interest income                                       13,078          10,796          2,282              21%
                                                              ------------    ------------   ------------    ------------

Interest expense:
     Deposits                                                        4,157           2,971          1,186              40%
     Borrowings and repurchase agreements                            1,492           1,136            356              31%
                                                              ------------    ------------   ------------    ------------
        Total interest expense                                       5,649           4,107          1,542              38%
                                                              ------------    ------------   ------------    ------------
        Net interest income                                          7,429           6,689            740              11%
     Provision for loan losses                                         (28)            268           (296)           -110%
                                                              ------------    ------------   ------------    ------------
        Net interest income after provision for loan losses          7,457           6,421          1,036              16%
                                                              ------------    ------------   ------------    ------------

Noninterest income:
     Service charges and other fees                                    771             755             16               2%
     Mortgage banking revenues                                         554             305            249              82%
     Net gain on sale of securities                                     --               1             (1)          -100%
     Other noninterest income                                          465           1,219           (754)           -62%
                                                              ------------    ------------   ------------    ------------
        Total noninterest income                                     1,790           2,280           (490)           -21%
                                                              ------------    ------------   ------------    ------------

Noninterest expenses:
     Salaries and employee benefits                                  3,536           3,130            406              13%
     Occupancy                                                         666             624             42               7%
     Furniture and equipment                                           356             447            (91)            -20%
     Data processing                                                   301             212             89              42%
     Advertising                                                       217             226             (9)             -4%
     Amortization of deposit premiums                                   53              61             (8)            -13%
     Professional fees                                                 207             335           (128)            -38%
     Telecommunications                                                145             148             (3)             -2%
     Other expenses                                                  1,163             996            167              17%
                                                              ------------    ------------   ------------    ------------
        Total noninterest expenses                                   6,644           6,179            465               8%
                                                              ------------    ------------   ------------    ------------
           Net income before tax expense                             2,603           2,522             81               3%
     Income tax expense                                                869             872             (3)              0%
                                                              ------------    ------------   ------------    ------------

           Net income                                         $      1,734    $      1,650   $         84               5%
                                                              ============    ============   ============    ============

Earnings per share - basic                                    $       0.26    $       0.25   $       0.01               2%
                                                              ============    ============   ============    ============
Earnings per share - diluted                                  $       0.25    $       0.24   $       0.01               4%
                                                              ============    ============   ============    ============

Weighted Average Shares Used for EPS
Basic                                                            6,800,813       6,720,211         80,602               1%
                                                              ============    ============   ============    ============
Fully Diluted                                                    6,904,321       6,883,322         20,999               0%
                                                              ============    ============   ============    ============